FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

         First Amendment to Revolving Credit Agreement ("Amendment"), dated as of January 31, 1995, by and among LENNAR CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), the Subsidiaries of the Company listed in Schedule I (said Subsidiaries, together with the Company, hereinafter individually and collectively referred to as the "Borrower") to the Agreement (as hereinafter defined), the lenders listed in
Schedule II to the Agreement (hereinafter such lenders, together with any additional lenders as provided in Section 2.21 of the Agreement, are collectively referred to as the "Lenders"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent"), amending the Revolving Credit Agreement (the "Agreement"), dated July 29, 1994, by and among the Borrower, the Lenders and the Agent.

                                     RECITAL

         The Borrower has requested that the Lenders amend the Agreement, and the Lenders are willing to make such amendment, all upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         In consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used in this Amendment and not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

         2. MAXIMUM CREDIT FACILITIES.

            (a) Section 2.01(c) of the Agreement is deleted in its entirety and replaced with the following:

         (c) Notwithstanding anything to the contrary contained in this Agreement, the maximum principal amount of outstanding Advances shall not at any time exceed $300,000,000.

            (b) Section 2.21(a) of the Agreement is modified by replacing the reference therein to $250,000,000" with $300,000,000".

         3. CERTAIN DEFINED TERMS.

            Section 1.01 of the Agreement is modified by adding each of the following defined terms, each of which defined terms shall supersede such defined term if set forth in the Agreement:

         "APPLICABLE MARGIN", in the event that the Company or the Company's senior unsecured long-term debt is rated without regard to credit enhancement by both Standard & Poor's and Moody's, shall be determined in accordance with the following table, such Applicable Margin to remain in effect for each Interest Period (with respect to Fixed Rate Loans) during all of which the applicable rating Level shall remain in effect:

                    LEVEL I              LEVEL II               LEVEL III              LEVEL IV                 LEVEL V
-----------------------------------------------------------------------------------------------------------------------------
Credit      If the Company or       If the Company or    If the Company or       If the Company or        All other ratings
Quality     the Company's           the Company's se-    the Company's           the Company's            apply or no ratings
            senior unsecured        nior unsecured       senior unsecured        senior unsecured         exist
            long-term debt rating   long-term debt       long-term debt rating   long-term debt
            is equal to or better   rating is equal to   is equal to or better   rating is equal to or
            than BBB+ from          or better than       than BBB- from          better than BB+
            S&P or Baa1 from        BBB from S&P to      S&P or Baa3 from        from S&P or Ba1
            Moody's                 Baa2 from            Moody's, but            from Moody's, but
                                    Moody's, but         insufficient to         insufficient to
                                    insufficient to      achieve Level II        achieve Level III
                                    achieve Level I
-----------------------------------------------------------------------------------------------------------------------------
Applicable  0% per annum            0% per annum         0% per annum            0% per annum             0% per annum
Margin
For
Floating
Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
Applicable  .40% per annum          .50% per annum       .75% per annum          1.00% per annum          1.25% per annum
Margin
For
Eurodollar
Loans
-----------------------------------------------------------------------------------------------------------------------------
Applicable  .40% per annum          .50% per annum       .75% per annum          1.00% per annum          1.25% per annum
Margin
For Fixed
CD Rate
Loans
-----------------------------------------------------------------------------------------------------------------------------

         Notwithstanding the foregoing, if such applicable rating Level by Moody's is more than one Level different from the applicable rating Level by Standard & Poor's, the Applicable Margin shall correspond to that of one Level higher than the lower of such Levels (E.G., if Moody's rating is Baa1 (Level I) and Standard & Poor's rating is BB+ (Level IV), the applicable rating Level would be Level II). If the Company or the Company's senior unsecured long-term debt is rated without regard to credit enhancement by either Standard & Poor's or Moody's (but not both), the Applicable Margin for Eurodollar Loans and Fixed CD Rate Loans shall be determined in accordance with the foregoing table, but increased by .125% if Levels I, II, III or IV are applicable and 0% if Level V is applicable. If the Company or the Company's senior unsecured long-term debt is not rated without regard to credit enhancement by either Moody's or Standard & Poor's, the Applicable Margin for Eurodollar Loans and Fixed CD Rate Loans shall be determined in accordance with the foregoing table as if Level V was applicable. Borrower acknowledges that the Company is currently rated BBB- by Standard & Poor's and unrated by Moody's; and, accordingly, .875% per annum is currently the Applicable Margin for Fixed Rate Loans. Any change in such ratings shall result in a change in the Applicable Margin as of the beginning of the next succeeding applicable Interest Period for Fixed Rate Loans, and Borrower shall notify Agent of any such rate change within five days thereof. If, within sixty (60) days following any anniversary of the Effective Date, the Company has not delivered to Agent written confirmation by each such rating agency of such agency's rating of the Company or the Company's senior unsecured long-term debt as of such anniversary, then the Applicable Margin shall be calculated retroactively from such anniversary as if neither the Company nor such debt were rated by such agency.

         "BORROWING BASE" means, from time to time, the sum of the following amounts, all as reflected from time to time in accordance with United States generally accepted accounting principles consistently applied in the consolidated balance sheet of the Borrower: (i) 100% of Borrower's unrestricted cash up to a maximum of $10,000,000 (with any excess cash being excluded from the Borrowing Base); (ii) 100% of the Net Proceeds due to Borrower at closing as a result of the consummation of the sale of any Housing Unit, which Net Proceeds have been paid to the closing agent handling such sale but which have not yet been received by Borrower; PROVIDED, HOWEVER, that if, and to the extent that, such Net Proceeds which are reported as outstanding on the last day of any fiscal quarter of Borrower are not received by Borrower on or before the tenth (10th) day following the end of any such fiscal quarter, such Net Proceeds shall not be included in the Borrowing Base; (iii) 75% of the Net Book Value of all Housing Units under Contract; (iv) 65% of the Net Book Value of all Housing Units owned by Borrower (including, without limitation, model Housing Units) that are not subject to a contract for sale, PROVIDED that the amount determined pursuant to this clause (iv) shall not exceed 30% of the Aggregate Commitment (with any excess being excluded from the Borrowing Base); (v) the lower of (A) 100% of the Net Book Value of all Income Producing Properties (on an asset-by-asset basis), or (B) six and one-half (6 1/2) times the Net Operating Income for the four fiscal quarters immediately preceding the date as of which Net Operating Income is to be determined, PROVIDED that the amount determined pursuant to this clause (v) shall not exceed 30% of the Aggregate Commitment (with any excess being excluded from the Borrowing Base); (vi) 50% of the Net Book Value of all substantially improved land owned by the Borrower, PROVIDED that the amount determined pursuant to this clause (vi) shall not exceed 25% of the Aggregate Commitment (with any excess being excluded from the Borrowing Base); and (vii) 50% of Borrower's Net Cash Invested, PROVIDED, that the amount determined pursuant to this clause (vii) shall not exceed the lesser of (X) 20% of the Aggregate Commitment, (Y) $60,000,000 or (Z) 10% of consolidated shareholders' equity of the Company and its Subsidiaries as of the end of the most recently completed fiscal quarter next preceding the date as of which the Borrowing Base is to be determined (with any excess being excluded from the Borrowing Base); PROVIDED, HOWEVER, that notwithstanding anything to the contrary provided herein, any asset which is encumbered by a Lien shall not be included in the calculation of the Borrowing Base pursuant to clauses (i) - (vii) above and the Discontinued Assets shall also be disregarded in computation of the Borrowing Base. For purposes of clause (vi) above, "substantially improved land" shall mean land with respect to which at least 80% of the standard improvements (including zoning and platting, engineering design and permits, filling to grade, main water distribution and sewage collection systems and drainage system installation, but excluding sidewalks, landscaping and sodding, decorative and privacy walls, recreation facilities, guardhouse and street lights) have been completed. For purposes of clause (vii) above,
         (A) "Net Cash Invested" shall mean with respect to any Pool (as hereinafter defined) the aggregate amount of cash invested by the Borrower in such Pool (but in no event more than $30,000,000 with respect to each Pool) less the cumulative amount of distributions received by the Borrower from such Pool, less Borrower's pro rata portion of cumulative net losses, if any, of such Pool for the period during which Borrower or an Unconsolidated Joint Venture Subsidiary was a partner in the Pool, but without regard to the Borrower's equity in cumulative undistributed net earnings, if any, of such Pool for the period during which Borrower or an Unconsolidated Joint Venture Subsidiary was a partner in the Pool, and (B) "Pools" shall mean partnerships and joint ventures in which the Borrower has invested cash and the business of which is limited to investing in distressed real estate properties and/or mortgage loans, PROVIDED that Pools shall not include any joint venture or partnership which has been in existence for five or more years or which has not made distributions to its venturers or partners for two (2) consecutive years.

         "EFFECTIVE DATE" means January 31, 1995.

         "TERMINATION DATE" means January 31, 2000, subject, however, to earlier termination in whole of the Aggregate Commitment pursuant to the terms of this Agreement.

         "UNCONSOLIDATED JOINT VENTURE" shall mean a joint venture (whether in the form of a corporation, a partnership or otherwise) (i) to which the Borrower or an Unconsolidated Joint Venture Subsidiary is or becomes a party (other than the tenancies in common listed in Schedule VII annexed hereto), (ii) which Borrower is not required to consolidate in its financial statements in accordance with United States generally accepted accounting principles, and (iii) in which the Borrower has or will have a total investment exceeding $25,000 or which has total assets plus contingent liabilities exceeding $100,000. For the purposes of this definition, the Borrower's investment in a joint venture shall be deemed to include any Securities of the joint venture owned by the Borrower, any loans, advances or accounts receivable by the Borrower from the joint venture, any commitments, arrangement or other agreement by the Borrower to provide funds or credit to the joint venture and the Borrower's share of the undistributed profits of the joint venture.

         "UNCONSOLIDATED JOINT VENTURE SUBSIDIARY" means a Subsidiary of the Company which is a partner, shareholder or other equity owner in an Unconsolidated Joint Venture, which is not a Borrower but all of the issued and outstanding equity Securities of which Subsidiary are pledged to the Lenders pursuant to Section 7.05.

         4. COMMITMENT FEE AND REDUCTION OF COMMITMENTS. Section 2.06 of the Agreement is deleted in its entirety and replaced with the following:

         Section 2.06. COMMITMENT FEE AND REDUCTION OF COMMITMENTS. The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee per annum on the daily unborrowed and unused portion of such Lender's Commitment (I.E., after deducting from the Commitment of such Lender the outstanding amount of all Loans made by such Lender) from the Effective Date to and including the Termination Date, payable in arrears on each Quarterly Payment Date thereafter and on the Termination Date. Such commitment fee shall be determined on the first day of each fiscal quarter in accordance with the following table, if the Company or the Company's senior unsecured long-term debt is rated without regard to credit enhancement by both Standard & Poor's and Moody's, such fee to remain in effect throughout such quarter:

                   LEVEL I              LEVEL II               LEVEL III              LEVEL IV                  LEVEL V
-----------------------------------------------------------------------------------------------------------------------------
Credit      If the Company or       If the Company or    If the Company or       If the Company or        All other ratings
Quality     the Company's           the Company's se-    the Company's           the Company's            apply or no ratings
            senior unsecured        nior unsecured       senior unsecured        senior unsecured         exist
            long-term debt rating   long-term debt       long-term debt rating   long-term debt
            is equal to or better   rating is equal to   is equal to or better   rating is equal to or
            than BBB+ from          or better than       than BBB- from          better than BB+
            S&P or Baa1 from        BBB from S&P or      S&P or Baa3 from        from S&P or Ba1
            Moody's                 Baa2 from            Moody's, but            from Moody's, but
                                    Moody's, but         insufficient to         insufficient to
                                    insufficient to      achieve Level II        achieve Level III
                                    achieve Level I
-----------------------------------------------------------------------------------------------------------------------------
Commitment         .15%                  .20%                   .25%                   .35%                     .375%
Fee
-----------------------------------------------------------------------------------------------------------------------------

         Notwithstanding the foregoing, if such applicable rating Level by Moody's is more than one Level different from the applicable rating Level by Standard & Poor's, the applicable commitment fee shall correspond to that of one Level higher than the lower of such Levels. If the Company or the Company's senior unsecured long-term debt is rated without regard to credit enhancement by either Standard & Poor's or Moody's (but not both), then the applicable commitment fee shall be determined in accordance with the foregoing table, but increased by .05% if Levels I, II, III or IV are applicable and by 0% if Level V is applicable. If the Company or the Company's senior unsecured long-term debt is not rated without regard to credit enhancement by either Standard & Poor's or Moody's, the applicable commitment fee shall be determined in accordance with the foregoing table as if Level V was applicable. Borrower acknowledges that the Company is currently rated BBB- by Standard & Poor's and unrated by Moody's; and, accordingly, .30% per annum is currently the applicable commitment fee. If, within sixty (60) days following any anniversary of the Effective Date, the Company has not delivered to the Agent written confirmation by each such rating agency of such agency's rating of the Company or the Company's senior unsecured long-term debt as of such anniversary, then the commitment fee shall be calculated retroactively from such anniversary as if such debt were not rated by such agency. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $1,000,000, upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction, PROVIDED,

         HOWEVER, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances. All accrued commitment fees under this Section 2.06 shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder. The fees payable under this Section 2.06, once paid, shall not be refundable for any reason.

         5. UP FRONT FEE. Section 2.07 of the Agreement is deleted in its entirety and replaced with the following:

         Section 2.07. UP FRONT FEE. On the Effective Date, the Borrower agrees to pay to the Agent for the account of each Lender an up front fee equal to .075% of the Aggregate Commitment as of the Effective Date.

         6. FINANCIAL STATEMENTS. Section 4.03 of the Agreement is deleted in its entirety and replaced with the following:

         Section 4.03. FINANCIAL STATEMENTS. The Borrower heretofore has provided to the Lenders (i) the consolidated balance sheet of the Company and its Subsidiaries as of November 30, 1993, and the related consolidated statements of earnings, stockholders' equity and cash flows for the 12-month period ended on that date, audited and reported upon by KPMG Peat Marwick, independent certified public accountants (the "Audited Financial Statements"), and (ii) a consolidated balance sheet of the Borrower as of August 31, 1994 and a consolidated statement of earnings of the Borrower for the nine-month period ended on that date, both unaudited, but certified to be true and accurate (subject to normal year-end audit adjustments) by the President and the chief financial officer of the Company (the "Unaudited Financial Statements"). Those financial statements and reports (subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments), and the related notes and schedules (if any), (a) were prepared in accordance with United States generally accepted accounting principles consistently applied throughout the respective periods covered thereby, (b) present fairly the consolidated financial condition of the Company and its Subsidiaries as of the respective dates thereof, (c) show all material liabilities, direct or contingent, of the Company and its Subsidiaries as of those dates (including, without limitation, liabilities for taxes and material commitments), and (d) present fairly the consolidated results of operations of the Company and its Subsidiaries for the respective periods covered thereby.

         7. ACCOUNTS AND REPORTS. Section 6.04 of the Agreement is amended by deleting the period at the end of paragraph (p) thereof and adding a semicolon thereto and adding the following to the end thereof:

         (q) as soon available and in any event within 120 days after the end of each fiscal year of each Pool (as defined in the definition of "Borrowing Base"), a balance sheet of such Pool as of the end of such fiscal year and the related statements of earnings, partners' equity and cash flows for such fiscal year, all with accompanying notes and schedules, prepared in accordance with United States generally accepted accounting principles consistently applied and either (i) audited and reported on by an independent firm of certified public accountants of national standing or (ii) unaudited but certified to be true and accurate by the chief financial officer of the Company to the best of his knowledge;

         (r) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters and within 120 days after the end of the fourth fiscal quarter of each fiscal year of each Pool, a balance sheet of each such Pool as of the end of such quarter and the related statements of earnings and partners' equity of each such Pool for the period from the beginning of the fiscal year to the end of such quarter, certified to be true and accurate, subject to normal year-end audit adjustments, by the chief financial officer of the Company to the best of his knowledge; and

         (s) prior to or contemporaneously with the making of any investment in any Unconsolidated Joint Venture, copies of each proposed shareholders' agreement, certificate or articles of incorporation, partnership agreement, joint venture agreement or similar organizational instrument or agreement, relating to the formation of each Unconsolidated Joint Venture, and each material restatement, modification, amendment or supplement thereto.

         8. FINANCING; NEW INVESTMENTS. The last sentence of Section 6.07 of the Agreement is amended in its entirety and replaced with the following:

         As used in this Section 6.07, the term "Significant Subsidiary" means a

         Subsidiary of one or more entities comprising the Borrower in which the Borrower makes investments (whether through the purchase of capital stock or instruments evidencing debt, advances or loans to such Subsidiary or by the guaranty of indebtedness of such Subsidiary) in a cumulative amount in excess of $1,000,000 but shall not include any Subsidiary all of the issued and outstanding equity Securities of which are pledged to the Lenders pursuant to Section 7.05 hereof.

         9. TANGIBLE NET WORTH. Section 7.01 of the Agreement is deleted in its entirety and replaced with the following:

         Section 7.01. TANGIBLE NET WORTH. Permit the consolidated Tangible Net Worth of (i) the Borrower and (ii) each Subsidiary whose equity Securities are pledged to the Lenders pursuant to the Pledge Agreement referred to in Section 7.05 hereof at any time to be less than the sum of (a) $425,000,000, and (b) an amount equal to 50% of the result obtained by subtracting the after tax net income of the Mortgage Banking Subsidiaries, the Limited Purpose Finance Subsidiaries, STI and TIC from the aggregate net income of the Company and its Subsidiaries, for each fiscal quarter of the Company ending after August 31, 1994 for which the Company and its Subsidiaries, taken as a whole, had net income, and (c) the aggregate net proceeds received by the Borrower after August 31, 1994 from the sale of any of its equity Securities.

         10. GUARANTIES. Clause (d) of Section 7.03 of the Agreement is deleted in its entirety and replaced with the following:

         (d) guaranties of liabilities incurred by Unconsolidated Joint Ventures to which the Borrower or an Unconsolidated Joint Venture Subsidiary is a party, PROVIDED that all such guaranties outstanding at any one time, when aggregated with all then outstanding investments in and loans or advances to Unconsolidated Joint Ventures of the type referred to in clause (i) of Section 7.05 hereof, do not exceed $50,000,000 for any single Unconsolidated Joint Venture or $150,000,000 for all Unconsolidated Joint Ventures.

         11. LIMITATION ON INVESTMENTS. (a) Clause (i) of Section 7.05 of the Agreement is deleted in its entirety and replaced with the following:

         (i) investments in or loans or advances to Unconsolidated Joint Ventures to which the Borrower or a Subsidiary is a party, PROVIDED that (A) all such investments, loans and advances outstanding at any time, when aggregated with all then outstanding guaranties of the obligations of Unconsolidated Joint Ventures of the type referred to in clause (d) of Section 7.03 hereof do not exceed $50,000,000 for any single Unconsolidated Joint Venture or $150,000,000 in the aggregate for all Unconsolidated Joint Ventures, and (B) with respect to investments, loans and advances by each Subsidiary which is not a Borrower, all of the issued and outstanding equity Securities of such Subsidiary shall have been pledged to the Agent pursuant to the terms and provisions of a Pledge Agreement, which is in form and substance satisfactory to the Required Lenders in their sole discretion, and such pledge shall not be prohibited by, or result in a breach or violation of, any agreement, indenture or other instrument to which the Company or any Subsidiary is a party or is bound;

                  (b) The amendment set forth in paragraph (a) of this Section 11 shall be effective on and after July 29, 1994, as if originally included in the Agreement on such date, and shall continue in effect from and after the Effective Date; PROVIDED, HOWEVER, that notwithstanding the forgoing and the provisions of paragraph (a) of this Section 11, if the Company and the Required Lenders shall not have agreed upon the form, terms and provisions of a Pledge Agreement relating to the pledge of all of the issued and outstanding equity Securities of the following Subsidiaries, to wit: Lennar Central Holdings, Inc., Lennar Gotham Holdings, Inc., Lennar Northeast Holdings, Inc., Lennar Florida Holdings, Inc. and Lennar Metro Holdings, Inc., within 30 days after the Effective Date, the amendment effected by this Section 11 shall be terminated effective on such 30th day and shall not be in effect thereafter.

         12. LIMITATION ON UNSECURED DEBT. Section 7.10 of the Agreement is deleted in its entirety and replaced with the following:

         Section 7.10. LIMITATION ON UNSECURED DEBT. At any time, permit the aggregate outstanding amount of the sum of (i) all outstanding Indebtedness under the Notes plus (ii) all other unsecured Indebtedness of the Borrower in excess of $20,000,000 to exceed the Borrowing Base at such time.

         13. LIENS AND ENCUMBRANCES. The following is inserted after Section
7.15 of the Agreement:

         Section 7.16. LIENS AND ENCUMBRANCES. Agree with any third party not to create, assume or suffer to exist any Lien securing a charge or obligation, on or of any of its property, real or personal, whether now owned or hereafter acquired.

         14. ASSIGNMENTS.

             (a) Section 12.01 of the Agreement (SUCCESSORS AND PERMITTED ASSIGNS) is amended by adding a new sentence at the end thereof to read as follows:

         A Lender may not assign less than the lesser of its Commitment or $10,000,000.

             (b) Section 12.03(b) (EFFECT; EFFECTIVE DATE) of the Agreement is amended by replacing the reference therein to "$2,500" with "$4,000".

         15. JOINDER AND ASSUMPTION.

             (a) ADDITIONAL SUBSIDIARY BORROWERS. Each Subsidiary listed on
Schedule I to this Amendment which is not listed on Schedule I to the Agreement hereby joins in the Agreement as one of the corporations constituting the Borrower and hereby assumes all the obligations of the Borrower thereunder, jointly and severally with the Company and all other Subsidiaries constituting the Borrower.

             (b) ADDITIONAL LENDERS. Each of the banks whose name appears on a signature page to this Amendment and which is not a party to the Agreement as originally executed on July 29, 1994, is hereby admitted as an additional Lender under the Agreement as provided in Section 2.21 of the Agreement, and each such bank agrees, on the terms and conditions set forth in the Agreement, to make Loans to the Borrower from time to time in amounts not to exceed, in the aggregate at any one time outstanding, the amount of the Commitment set forth next to the name of such bank on such signature page. Contemporaneously herewith, the Borrower is executing and delivering to each such additional Lender a Note in the principal amount of its Commitment.

             (c) ADDITIONAL COMMITMENTS. If, and to the extent that, any existing Lender is increasing the amount of its Commitment, such increased Commitment is reflected in the Commitment set forth next to the name of such Lender on a signature page to this Amendment. Contemporaneously herewith, the Borrower is executing and delivering to each such Lender a Note in the principal amount of its increased Commitment, which Note is to be in exchange for, and cancellation of, the Note presently held by such Lender.

         16. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Lenders and each of the documents specified in subsections (a) - (h) below (with all documents required below, except as otherwise specified, to be dated the date of receipt thereof by the Agent, which date shall be the same for all such documents, and each of such documents to be in form and substance satisfactory to the Agent), and the conditions specified in subsection (i) below shall have been satisfied:

             (a) The favorable written opinion by Mershon, Sawyer, Johnston, Dunwody & Cole, counsel for the Borrower, dated the Effective Date, addressed to the Lenders and in form and substance satisfactory to the Agent, (i) confirming the accuracy of the representations and warranties set forth in Sections 4.01 (excluding clause (ii) thereof, and limited, in the case of clause (iii) thereof, to the jurisdictions listed under the heading "Where Qualified" in
Schedule VI to the Agreement), 4.02, 4.06, 4.11, 4.12 and the second sentence of
Section 4.08 of the Agreement (which opinion, as to the representations set forth in clauses (ii)(b), (iii) and (iv) of Section 4.02, Sections 4.06, 4.11,
4.12 and the second sentence of Section 4.08 of the Agreement, may be to the best knowledge of such counsel, and may in its entirety be limited to Florida, Arizona, Delaware, Texas and United States federal law); and (ii) to the effect that this Amendment has been duly authorized, executed and delivered by the Borrower. Such counsel may rely, in its opinion, on the opinions of special counsel to the Borrower referred to in subsection (b) below, as to matters of law of the State of Illinois, and on the opinion of Fennemore, Craig of Phoenix, Arizona as to matters of law of the State of Arizona, and the opinion of Arter & Hadden as to matters of law of the State of Texas. The Borrower hereby instructs its counsel to prepare its opinion and deliver it to Lenders for their benefit, and such opinion shall contain a statement to such effect.

             (b) The favorable written opinion of Rudnick & Wolfe, special counsel to the Borrower, dated the Effective Date, that (i) no authorization, consent, approval, license or exemption of, or filing or registration with or other action by any Illinois, United States federal or Delaware governmental department, commission, board, bureau, regulatory body, agency or instrumentality or to the best knowledge of such counsel, any court is or will be necessary for the execution, delivery and performance by the Borrower of this Amendment and (ii) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the rights and remedies of the Lenders hereunder may be limited by (A) applicable bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally from time to time in effect, (B) the exercise of the discretionary powers of the court before which any proceeding seeking equitable remedies (including, without limitation, specific performance and injunctive relief) may be brought, and (C) such other qualifications expressed in the opinion provided that such qualifications are acceptable to Agent. Such counsel may rely on the opinion of counsel to the Borrower delivered pursuant to subsection (a), above, relating to the representations set forth in Sections
4.01 and 4.02 of the Agreement. The Borrower hereby instructs its special counsel to prepare its opinion and deliver it to Lenders for their benefit, and such opinion shall contain a statement to such effect.

             (c) The favorable written opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., special counsel to the Agent and the Lenders, dated the Effective Date, addressed to the Lenders to the effect that: while it has not independently considered the matters covered by the opinions provided pursuant to subsections (a) and (b) above, to the extent necessary to enable it to express the conclusions stated therein, those opinions of counsel and the other documents provided pursuant to this Section 16 are substantially responsive to the requirements of this Amendment.

             (d) The following supporting documents with respect to each
Borrower: (i) a copy of its certificate of incorporation, certified as of a date reasonably close to the Effective Date to be a true and accurate copy by the Secretary of State of its state of incorporation, or a certificate of its Secretary or Assistant Secretary to the effect that there have been no amendments to its certificate of incorporation since July 29, 1994; (ii) a certificate of the Secretary of State of its state of incorporation, dated as of a date reasonably close to the Effective Date, as to its existence and (if available) good standing; (iii) a certificate of the Secretary of State of each jurisdiction, other than its state of incorporation, in which it does business, as to its qualification as a foreign corporation, dated as of a date reasonably close to the Effective Date; (iv) a copy of its by-laws, certified by its Secretary or Assistant Secretary to be a true and accurate copy of its by-laws in effect on the Effective Date, or a certificate of its Secretary or Assistant Secretary to the effect that there have been no amendments thereto since July 29, 1994; (v) a certificate of its Secretary or Assistant Secretary, dated the Effective Date, as to the incumbency and signatures of its officers who have executed any documents in connection with the transactions contemplated by this Amendment; (vi) a copy of resolutions of its Board of Directors or the Executive Committee of its Board of Directors, certified by its Secretary or Assistant Secretary to be a true and accurate copy of resolutions duly adopted by such Board of Directors or Executive Committee that are in full force and effect on the Effective Date, authorizing the execution and delivery by it of this Amendment, and the other Loan Documents and the performance by it of all its obligations thereunder; and (vii) such additional supporting documents and other information with respect to its operations and affairs as the Agent may reasonably request.

             (e) A certificate signed by a duly authorized officer of each Borrower stating that: (i) the representations and warranties of the Borrower contained in Article IV of the Agreement and in Section 6 of this Amendment are correct and accurate on and as of the Effective Date as though made on and as of that date and (ii) no event has occurred and is continuing which constitutes an Event of Default or Unmatured Default under the Agreement.

             (f) A certificate signed by the President or Chief Financial Officer of the Company that attests to the existence and adequacy of, and summarizes, the property, casualty, and liability insurance programs carried by the Borrower and that has been furnished by the Borrower to the Agent and the Lenders, is complete and accurate. This summary includes the insurer's or insurers' name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, exclusion(s), and deductibles. This summary also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

             (g) A new Note, substantially in the form of EXHIBIT A annexed to this Amendment, issued to each current Lender in replacement of such Lender's Note and for a principal amount equal to such Lender's Commitment.

             (h) Such other documents as any Lender or its counsel may reasonably request.

             (i) There shall not have occurred any changes in the consolidated financial condition or results of operations of the Borrower from that reflected in the financial statements dated November 30, 1993 which has or reasonably could be expected to have, in the judgment of the Required Lenders, a Material Adverse Effect on the Borrower's operations, taken as a whole.

         17. LOCATION OF EXECUTION. This Amendment has been executed and delivered to the Agent in Atlanta, Georgia. The Borrower reaffirms its obligation to reimburse and indemnify the Lenders for any documentary stamp tax or other taxes which may be imposed upon the Lenders in respect of the Agreement or any Loan Documents.

         18. NO OTHER MODIFICATIONS. Except as expressly amended or modified by the terms hereof, the Agreement shall remain in full force and effect. This Amendment shall not affect, modify or diminish the obligations of Borrower which have accrued prior to the Effective Date including, but not limited to, obligations to pay commitment fees and interest at the levels and rates as in effect prior to the Effective Date.

         19. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The Borrower hereby certifies that the representations and warranties contained in the Agreement continue to be true and correct and that no Event of Default or Unmatured Default has occurred.

         20. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Revolving Credit Agreement to be duly executed, sealed and delivered the day and year first above written.

                       BORROWER:

                       LENNAR CORPORATION AND EACH OF THE
                       SUBSIDIARIES LISTED ON SCHEDULE I OTHER THAN ATLANTIC HOLDINGS, INC.

                            By: /s/ ALLAN J. PEKOR
                                ------------------------------------------------
                                Allan J. Pekor as Vice President of each of such corporations

                            Attest: /s/ MORRIS J. WATSKY
                                    --------------------------------------------
                                    Morris J. Watsky as Assistant Secretary of
                                    each of such corporations

                            ATLANTIC HOLDINGS, INC.

                            By: /s/ ALLAN J. PEKOR
                                ------------------------------------------------
                                Allan J. Pekor, authorized signatory

                            Attest: /s/ LORY SMITH
                                    --------------------------------------------
                                    Lori Smith, Assistant Secretary

                            Address:
                            Lennar Corporation
                            700 Northwest 107th Avenue
                            Miami, Florida  33172
                            Attention: Leonard Miller, President

COMMITMENTS:               LENDERS:

$40,000,000                THE FIRST NATIONAL BANK OF CHICAGO,
                           Individually and as Agent


                           By: /s/ JAMES C. ROZEK
                               -------------------------------------------------
                               James C. Rozek, Vice President

                           Address:
                           The First National Bank of Chicago
                           One First National Plaza
                           14th Floor, Suite 0151
                           Chicago, Illinois 60670-0151
                           Attention: James C. Rozek, Vice President

                           with a copy to:

                           The First National Bank of Chicago
                           One First National Plaza
                           Suite 0801
                           Chicago, Illinois 60670-0801
                           Attention: Law Department

$35,000,000                THE FIRST NATIONAL BANK OF BOSTON

                           By: /s/ LINDA CARTER
                               -------------------------------------------------

                           Address:
                           400 Perimeter Center Terrace
                           Suite 745
                           Atlanta, Georgia 30346
                           Attention: Linda Carter, Vice President

$35,000,000                CREDIT LYONNAIS ATLANTA AGENCY

                           By: /s/ DAVID M. CAWRSE
                               -------------------------------------------------

                           Address:
                           Suite 1700
                           235 Peachtree Street, N.E.
                           Atlanta, Georgia 30303
                           Attention: Pascal Seris, Vice President

                           CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                           By: /s/ DAVID M. CAWRSE
                               -------------------------------------------------

                           Address:
                           c/o Credit Lyonnais Atlanta Agency
                           Suite 1700
                           235 Peachtree Street, N.E.
                           Atlanta, Georgia 30303
                           Attention: Pascal Seris, Vice President

$5,000,000                 INTERCONTINENTAL BANK

                           By: /s/ KAREN B. GILMORE
                               -------------------------------------------------

                           Address:
                           6th Floor
                           200 S.E. First Street
                           Miami, Florida 33131
                           Attention: Karen B. Gilmore, Senior Vice President

$35,000,000                COMERICA BANK

                           By: /s/ MICHEL KRZYSTOWCZYK
                               -------------------------------------------------

                           Address:
                           One Detroit Center
                           500 Woodward Avenue, 9th Floor
                           Detroit, Michigan 48267
                           Attention: Michael Krzystowczyk, Vice President

$35,000,000                NATIONSBANK OF FLORIDA, N.A.

                           By: /s/ DESPINA Z. SIBLEY
                               -------------------------------------------------

                           Address:
                           150 S.E. Third Avenue, Room 524
                           Miami, Florida 33131
                           Attention: Despina Z. Sibley, Vice President

$15,000,000                THE FUJI BANK, LIMITED
                           NEW YORK BRANCH

                           By: /s/ KATSUNORI NOZAWA
                               -------------------------------------------------
                               Norimasa Kuroda, Joint General Manager

                           Address:
                           Two World Trade Center, 79th Floor
                           New York, New York 10048
                           Attention: Vincent Ingato, Vice President

$20,000,000                BARNETT BANK OF SOUTH FLORIDA, N.A.

                           By: /s/ CLAY F. WILSON
                               -------------------------------------------------

                           Address:
                           701 Brickell Avenue, 6th Floor
                           Miami, Florida 33131
                           Attention: Clay F. Wilson, Vice President

$25,000,000                NBD BANK

                           By: /s/ RICHARD J. JOHNSEN
                               -------------------------------------------------

                           Address:
                           Financial Services Division
                           611 Woodward Avenue
                           Detroit, Michigan 48226-3497
                           Attention: Pat Power, Second Vice President

$30,000,000                BANK OF AMERICA ILLINOIS

                           By: /s/ MARK LARIVIERE
                               -------------------------------------------------

                           Address:
                           231 S. LaSalle, 15th Floor
                           Chicago, Illinois 60697
                           Attention: Mark Lariviere, Vice President